UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ONCONETIX, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

To the Stockholders of Onconetix, Inc.:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”) to be held on April 30, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

1.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-10 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any such Reverse Stock Split is completed no later than the one year anniversary date of the Special Meeting(as defined herein) (“Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

The Board has fixed the close of business on March 13, 2026 as the record date (the “Record Date”) for the Special Meeting and only stockholders who held Common Stock of Onconetix as of the Record Date will be entitled to vote at the Special Meeting and at any adjournments and postponements thereof.

The Onconetix Board has unanimously determined and resolved that the Reverse Stock Split Proposal and the Adjournment Proposal are advisable and fair to, and in the best interests of, Onconetix and its stockholders, and has approved the Reverse Stock Split Amendment, subject to stockholder approval. Accordingly, the Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Your vote is important. More information about Onconetix and the Special Meeting is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety.

Very truly yours,

/s/ David Allan White
David Allan White
Chief Executive Officer

The accompanying proxy statement is dated March 30, 2026 and is first being mailed to the stockholders of Onconetix on or about March 31, 2026.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2026

TO THE STOCKHOLDERS OF Onconetix, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”), a Delaware corporation, will be held on April 30, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105. You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

1.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-10 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any such Reverse Stock Split is completed no later than the one year anniversary date of the Special Meeting(as defined herein) (“Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on March 13, 2026 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of Onconetix stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of Onconetix for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Assuming a quorum is present at the Special Meeting, the proposals presented here require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by proxy over the internet using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Common Stock at the Special Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Onconetix stockholders entitled to vote at the Special Meeting will be available at Onconetix’s headquarters during regular business hours for examination by any Onconetix stockholder for any purpose germane to the Special Meeting for a period of at least ten days prior to the Special Meeting. The stockholder list will also be available for examination during the Special Meeting.

PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, VIA THE SPECIAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.

By Order of the Board,

/s/ David Allan White
David Allan White
Chief Executive Officer
Onconetix, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

This proxy statement is dated March 30, 2026 and is first being mailed to the stockholders of Onconetix on or about March 31, 2026.

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REFERENCES TO ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the U.S. Securities and Exchange Commission (“SEC”). The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. You can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may request a copy of the accompanying proxy statement or other information filed with the SEC by Onconetix, without charge, by written request directed to the following contact:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Financial Officer

Email: kfedasz@onconetix.com
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

In order for you to receive timely delivery of the documents in advance of the Special Meeting of Onconetix stockholders to be held on April 30, 2026, which is referred to as the “Special Meeting,” you must request the information no later than April 23, 2026.

If you have any questions about the Special Meeting or need to obtain a proxy card or other information, please contact Onconetix’s proxy solicitor at:

Alliance Advisors
150 Clove Road Suite 400

Little Falls, NJ 07424
(844) 202-6065
ONCO@allianceadvisors.com

The contents of the websites of the SEC, Onconetix or any other entity are not incorporated in the accompanying proxy statement. The information about how you can obtain certain documents that are referenced in the accompanying proxy statement at these websites is being provided only for your convenience.

FREQUENTLY ASKED QUESTIONS

The following questions and answers briefly address some questions that you, as an Onconetix stockholder, may have regarding the matters being considered at the Special Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. Additional important information is contained in the annexes to this proxy statement. You may obtain the information referenced in this proxy statement, without charge, by following the instructions in the section titled “References to Additional Information.”

Why am I receiving this proxy statement?

We sent you this proxy statement because our Board is soliciting your proxy to vote at the Special Meeting that Onconetix is holding to seek stockholder approval on certain matters described in further detail herein. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

What is being voted on?

You are being asked to vote on two proposals:

1.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-10 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any such Reverse Stock Split is completed no later than the one year anniversary date of the Special Meeting(as defined herein) (“Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”).

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about March 31, 2026, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement, the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), and a voting instruction form.

When and where will the Special Meeting take place?

The Special Meeting will be held on April 30, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

When is the Record Date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on March 13, 2026, which we refer to as the “Record Date.”

Who is entitled to vote at the Special Meeting?

All holders of record of shares of Onconetix Common Stock who held shares at the close of business on March 13, 2026, the Record Date, are entitled to receive notice of, and to vote at, the Special Meeting. Attendance at the Special Meeting is not required to vote.

Does my vote matter?

Yes, your vote is very important, regardless of the number of shares that you own.

How does the Onconetix Board recommend that I vote at the Special Meeting?

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the proposals.

Why should I vote for the Reverse Stock Split Proposal?

On January 23, 2025, we received a notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company is provided a compliance period of 180 calendar days from the date of the Notice, or until July 22, 2025, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On April 14, 2025, Nasdaq issued a further notice to the Company that it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq would delist the Company’s securities from The Nasdaq Stock Market.

On May 27, 2025, Onconetix attended a hearing before Nasdaq Panel, at which it requested the continued listing of its securities on The Nasdaq Capital Market pursuant to an extension to regain compliance with, among other things, the Bid Price Rule. Following the hearing, on June 11, 2025, the Panel issued its decision, whereby it granted Onconetix’s request for continued listing, ultimately subject to Onconetix’s compliance with all applicable continued listing criteria by June 30, 2025.

Effective with the open of the market on June 13, 2025, Onconetix implemented a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-85 shares.

On July 7, 2025, Nasdaq formally notified Onconetix that it had regained compliance, among other things, the Bid Price Rule and otherwise satisfied all other applicable criteria for continued listing on The Nasdaq Capital Market. Nasdaq further noted, however, that Onconetix is subject to a Mandatory Panel Monitor, as defined in Nasdaq Listing Rule 5815(d)(4)(B), through July 7, 2026 (the “Panel Monitor”). If, within the one-year period, Nasdaq determines that Onconetix fails to satisfy, among other things, the Bid Price Rule, Nasdaq will issue a delisting determination, which determination would be stayed upon the Onconetix’s subsequent timely request for a new hearing before the Panel, rather than providing Onconetix, among other things, with the opportunity a 180-day grace period to regain compliance with the Bid Price Rule as otherwise provided in the Nasdaq Listing Rules.

On February 3, 2026, the Company held a held a special meeting of stockholders (the “February 2026 Special Meeting”) whereby its stockholders approved an amendment to the Charter to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-50, at any time prior to the one-year anniversary date of the February 2026 Special Meeting, with such ratio to be determined by the Board without further approval or authorization of its stockholders. As of March 24, 2026, the trailing closing bid price of the Common Stock for the prior 25 consecutive business days was less than $1.00. Effective with the open of the market on March 25, 2025, Onconetix implemented a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-5 shares (March 25, 2026 Reverse Split”).

While Onconetix is currently in compliance with all applicable Nasdaq Listing Rules to remain trading on Nasdaq as of the date of this proxy statement, there is no assurance that the Common Stock bid price will continue to satisfy the Bid Price Rule in the future.

In order to prepare for the possibility that the Common Stock is not in compliance with the Bid Price Rule, the Board is requesting the stockholders to grant it the authority, at its discretion, to effect one or more Reverse Stock Splits to maintain or regain compliance with the Bid Price Rule if required. The Board further believes that, should the Company implement one or more Reverse Stock Splits, the expected increase in the market price of our Common Stock expected may improve marketability and liquidity of our Common Stock and may encourage trading.

In the event that the Company does not comply with the Bid Price Rule, the Low Priced Stocks Rule, or any other applicable price-based listing requirement in the future, the Board believes that the failure of stockholders to grant the discretionary authority for the Board to authorize one or more Reverse Stock Split Amendments could inhibit the Company’s ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock for failure to comply with applicable price-based listing requirements or otherwise, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

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Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved, the Onconetix Board may not be able to adjourn the Special Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal.

What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.

How many votes do I have at the Special Meeting?

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the Record Date. At the close of business on the Record Date (as adjusted for the March 25, 2026 Reverse Split), there were 692,927 shares of Common Stock outstanding.

How many votes can be cast by all stockholders?

There were 692,927 shares of our Common Stock outstanding on the Record Date (as adjusted for the March 25, 2026 Reverse Split), all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Special Meeting. Shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting.

What constitutes a quorum for the Special Meeting?

A quorum is the minimum number of shares required to be represented, either through attendance or through representation by proxy, to hold a valid meeting.

The holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Special Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting.

How can I vote my shares at the Special Meeting?

If on March 13, 2026 your shares were registered directly in your name with Onconetix’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by mail or online as instructed below to ensure your vote is counted.

If on March 13, 2026, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Even if you plan to attend the Special Meeting, Onconetix recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Special Meeting. For additional information on attending the Special Meeting, see the section titled “The Special Meeting.”

How can I vote my shares without attending the Special Meeting?

Whether you hold your shares directly as a stockholder of record of Onconetix or beneficially in “street name,” you may direct your vote by proxy without attending the Special Meeting.

If you are a stockholder of record, you can vote by proxy:

●	by Internet 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on April 29, 2026 (have your proxy card in hand when you visit the website); or

●	by completing and mailing your proxy card in accordance with the instructions provided on the proxy card.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on April 29, 2026.

For additional information on voting procedures, see the section titled “The Special Meeting.”

What stockholder vote is required for the approval of each proposal at the Special Meeting?

The Reverse Stock Split Proposal and the Adjournment Proposal require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting.

What is a “broker non-vote?”

Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. All proposals presented here are considered “routine” matters.

A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions. All proposals presented here are considered “routine” matters, and if you hold your shares of Common Stock in “street name”, banks, brokers or other nominees will be afforded the discretionary authority to vote on such matters before the Special Meeting.

What will happen if I fail to vote or abstain from voting on each proposal at the Special Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares outstanding or present in person or represented by proxy and entitled to vote at the Special Meeting.

How might the March 25, 2026 Reverse Split affect my ability to vote?

Since, as of the Record Date, the March 25, 2026 Reverse Split had not been implemented, it will not affect your right to vote at the Special Meeting. You retain your right to vote at the Special Meeting, on a pre-split basis, based on the number of shares of Common Stock held of record at the close of business on the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Onconetix, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Special Meeting. You may also grant a proxy directly to Onconetix, or to a third party to vote your shares at the Special Meeting.

If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.

In order to attend and vote at the Special Meeting, you should follow the voting instructions provided by your bank, broker or other nominee. If you hold your shares of Common Stock through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares of Common Stock are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on April 29, 2026.

If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

You should instruct your broker or other nominee on how to vote your shares of our common stock using the instructions they provide to you. Shares not voted by a broker or other nominee because they did not receive specific voting instructions from the stockholder on one or more proposals are referred to as “broker non-votes.” All proposals considered here are considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion. It is important that you instruct your broker or other nominee on how to vote your shares of our Common Stock held in “street name” by following the instructions provided to you by your broker or other nominee.

What should I do if I receive more than one set of voting materials for the Special Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders. For shares held directly, please vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.

Shares Held in “Street Name.” For shares held in “street name” through a bank, broker, or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.

If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Special Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.

For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Onconetix Board, “FOR” each of the proposals.

Can I change my vote after I have submitted my proxy?

Any Onconetix stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Special Meeting by doing any of the following:

●	subsequently submitting a new proxy for the Special Meeting that is received by the deadline specified on the accompanying proxy card;

●	giving written notice of your revocation to Onconetix’s Corporate Secretary; or

●	attending and voting at the Special Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Special Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Special Meeting. See the section titled “The Special Meeting — Revocability of Proxies.”

If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Where can I find the voting results of the Special Meeting?

The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four Business Days following certification of the final voting results, Onconetix will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Do Onconetix stockholders have dissenters’ or appraisal rights?

The stockholders of Onconetix are not entitled to appraisal rights in connection with the proposals at the Special Meeting under Delaware law.

What happens if I sell my shares of Common Stock after the Record Date but before the Special Meeting?

The Record Date is earlier than the date of the Special Meeting. If you sell or otherwise transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

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Who will solicit and pay the cost of soliciting proxies?

Onconetix has engaged Alliance Advisors to assist in the solicitation of proxies for the Special Meeting. Onconetix estimates that it will pay Alliance Advisors a fee of approximately $21,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

What should I do now?

You should read this proxy statement carefully and, in its entirety, including the annexes. Then, you may vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

How can I find more information about Onconetix?

You can find more information about Onconetix from various sources described in the section titled “References to Additional Information.”

Whom do I call if I have questions about the Special Meeting?

If you have questions about the Special Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Onconetix’s proxy solicitor at:

Alliance Advisors
150 Clove Road Suite 400

Little Falls, NJ 07424
(844) 202-6065
ONCO@allianceadvisors.com

THE SPECIAL MEETING

This proxy statement is being provided to Onconetix stockholders in connection with the solicitation of proxies by the Onconetix Board for use at the Special Meeting and at any adjournments or postponements thereof. Onconetix stockholders are encouraged to read this entire document carefully, including its annexes herein, for more detailed information regarding the share exchange agreement and the transactions contemplated thereby.

Date, Time and Place of the Special Meeting

The Special Meeting is scheduled to be held on April 30, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, New York, NY 10105.

Matters to Be Considered at the Special Meeting

The purpose of the Special Meeting is to consider and vote on each of the following proposals, each of which is further described in this proxy statement:

1.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-10 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any such Reverse Stock Split is completed no later than the one year anniversary date of the Special Meeting(as defined herein) (“Reverse Stock Split Proposal”);

2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”).

Only business within the purposes described in the Special Meeting notice may be conducted at the Special Meeting.

Recommendation of the Onconetix Board

After careful consideration, the Onconetix Board unanimously recommends that Onconetix’s stockholders vote “FOR” each of the proposals.

Record Date for the Special Meeting and Voting Rights

The Record Date to determine Onconetix stockholders who are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof is March 13, 2026. At the close of business on the Record Date (as adjusted for the March 25, 2026 Reverse Split), there were 692,927 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the Record Date. Only Onconetix stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

A complete list of Onconetix stockholders entitled to vote at the Special Meeting will be available for inspection at Onconetix’s headquarters during regular business hours for a period of no less than 10 days before the Special Meeting at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202. The list of Onconetix stockholders entitled to vote at the Special Meeting will also be made available for inspection during the Special Meeting.

Quorum; Abstentions and Broker Non-Votes

A quorum of Onconetix stockholders is necessary to conduct business at the Special Meeting. The presence in person or by proxy of the holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. Shares of Common Stock present at the Special Meeting or represented by proxy and entitled to vote, including shares for which an Onconetix stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum.

If a quorum is not present, the Special Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.

Under Nasdaq rules, banks, brokers, or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. All proposals presented here are considered “routine” matters, and if you hold your shares of Common Stock in “street name”, banks, brokers or other nominees will have the discretionary authority to vote on such matters before the Special Meeting.

Required Votes

Assuming a quorum is present at the Special Meeting, in accordance with Section 242(d)(2) of the Delaware General Corporation Law, the Reverse Stock Split Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting.

The Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting.

An Onconetix stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on either proposal, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.

Methods of Voting

Stockholders of Record

If you are an Onconetix stockholder of record, you may vote at the Special Meeting by attending and voting at the Special Meeting, or by proxy over the internet or by mail as described below.

●	By Internet: To vote via the Internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on April 29, 2026 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

●	By Mail: To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date, and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than April 29, 2026. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Special Meeting will be voted at the Special Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.

Beneficial (Street Name) Stockholders

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted on any proposals presented here because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Special Meeting — Quorum; Abstentions and Broker Non-Votes.”

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” (instead of as a registered holder), you must obtain a specific control number from your bank, broker or other nominee in order to attend and vote at the Special Meeting. See the section titled “The Special Meeting —Attending the Special Meeting.”

Attending the Special Meeting

If you wish to attend the Special Meeting, you must (i) be an Onconetix stockholder of record at the close of business on March 13, 2026, the Record Date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the Record Date or (iii) hold a valid proxy for the Special Meeting.

If you hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the Record Date, you are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revocability of Proxies

Any Onconetix stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Special Meeting. If you are an Onconetix stockholder of record, you may revoke your proxy by any one of the following actions:

●	by sending a signed written notice of revocation to Onconetix’s Corporate Secretary, provided such notice is received no later than the close of business on April 29, 2026;

●	by voting again over the internet as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on April 29, 2026;

●	by submitting a properly signed and dated proxy card with a later date that is received by Onconetix’s Corporate Secretary no later than the close of business on April 29, 2026; or

●	by attending the Special Meeting and requesting that your proxy be revoked, or voting as described above.

Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect an Onconetix stockholder’s right to attend and vote at the Special Meeting.

Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:

Onconetix, Inc.
Attention: Karina M. Fedasz, Interim Chief Financial Officer
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202

If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Special Meeting.

Proxy Solicitation Costs

Onconetix is soliciting proxies on behalf of the Onconetix Board. Onconetix will bear the entire cost of soliciting proxies from Onconetix stockholders. Proxies may be solicited on behalf of Onconetix or by Onconetix directors, officers, and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Onconetix directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.

Onconetix will request that banks, brokers, and other nominee record holders send proxies and proxy material to the beneficial owners of Onconetix common stock and secure their voting instructions, if necessary. Onconetix may be required to reimburse those banks, brokers, and other nominees on request for their reasonable expenses in taking those actions.

Onconetix has also retained Alliance Advisors to assist in soliciting proxies and in communicating with Onconetix stockholders and estimates that it will pay Alliance Advisors a fee of approximately $21,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix also has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions)

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Onconetix has previously adopted householding for Onconetix stockholders of record. As a result, Onconetix stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Onconetix stockholders (those who hold shares of Common Stock directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix at the address below.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Onconetix stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Onconetix will promptly deliver a copy of this proxy statement to any Onconetix stockholder who only received one copy of these materials due to householding upon request in writing to: Onconetix, Inc., Attn: Karina M. Fedasz, Interim Chief Financial Officer, at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 or by calling (513) 620-4101.

Adjournments

If a quorum is present at the Special Meeting but there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, then Onconetix stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Onconetix stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.

At any subsequent reconvening of the Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance voting or completing your proxy card, or if you have questions regarding the Special Meeting, please contact Onconetix’s proxy solicitor, at:

Alliance Advisors
150 Clove Road Suite 400

Little Falls, NJ 07424
(844) 202-6065
ONCO@allianceadvisors.com

ONCONETIX STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY.

PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Stock Split Proposal

The Board is recommending to the Company’s stockholders for their approval of one or more amendments that would authorize, but not obligate the Board, to amend the Company’s Certificate of Incorporation to effect one or more reverse stock splits of the outstanding and treasury shares of Common Stock at an aggregate ratio in the range of 1:2 to 1:10, which ratio would be subject to the Board’s discretion following stockholder approval (the “Reverse Stock Split”). The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement one or more Reverse Stock Splits, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the reverse split amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

Approval of the proposal would permit (but not require) the Board to effect one or more reverse stock splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-10, with the exact ratio to be set at a number within this range as determined by the Board in its sole discretion, provided that (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100, and (Y) any Reverse Stock Split is completed no later than the one year anniversary date of the Special Meeting. We believe that enabling the Board to set the ratio within the stated range will allow the Company to have the flexibility to meet its obligations and provide us with the flexibility to implement any Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company’s stockholders.

The Board reserves the right to elect to abandon the Reverse Stock Splits, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that Reverse Stock Splits are no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Splits determined by the Board, if any, no less than two and no more than ten shares of existing Common Stock, as determined by the Board, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-100. An amendment to our Charter to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board at that time to be in the best interests of the stockholders.

The Board’s primary objective in asking for authority to effect one or more reverse splits is to increase the per-share trading price of our Common Stock. If our Board does not implement any Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement a Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

On January 23, 2025, we received a notice from Nasdaq staff indicating that, based upon the closing bid price of the Common Stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company is provided a compliance period of 180 calendar days from the date of the Notice, or until July 22, 2025, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On April 14, 2025, Nasdaq issued a further notice to the Company that it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq has would delist the Company’s securities from The Nasdaq Stock Market.

On May 27, 2025, Onconetix attended a hearing before the Nasdaq Panel, at which it requested the continued listing of its securities on The Nasdaq Capital Market pursuant to an extension to regain compliance with, among other things, the Bid Price Rule. Following the hearing, on June 11, 2025, the Panel issued its decision, whereby it granted Onconetix’s request for continued listing, ultimately subject to Onconetix’s compliance with all applicable continued listing criteria by June 30, 2025.

Effective with the open of the market on June 13, 2025, Onconetix implemented a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-85 shares.

On July 7, 2025, Nasdaq formally notified Onconetix that it had regained compliance, among other things, the Bid Price Rule and otherwise satisfied all other applicable criteria for continued listing on The Nasdaq Capital Market. Nasdaq further noted, however, that Onconetix is subject to a Mandatory Panel Monitor, as defined in Nasdaq Listing Rule 5815(d)(4)(B), through July 7, 2026 (the “Panel Monitor”). If, within the one-year period, Nasdaq determines that Onconetix fails to satisfy, among other things, the Bid Price Rule, Nasdaq will issue a delisting determination, which determination would be stayed upon the Onconetix’s subsequent timely request for a new hearing before the Panel, rather than providing Onconetix, among other things, with the opportunity a 180-day grace period to regain compliance with the Bid Price Rule as otherwise provided in the Nasdaq Listing Rules.

On February 3, 2026, the Company held a held a special meeting of stockholders (the “February 2026 Special Meeting”) whereby its stockholders approved an amendment to the Charter to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-50, at any time prior to the one-year anniversary date of the February 2026 Special Meeting, with such ratio to be determined by the Board without further approval or authorization of its stockholders. As of March 24, 2026, the trailing closing bid price of the Common Stock for the prior 25 consecutive business days was less than $1.00. Effective with the open of the market on March 25, 2025, Onconetix implemented a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-5 shares (“March 25, 2026 Reverse Split”). While Onconetix is currently in compliance with all applicable Nasdaq Listing Rules to remain trading on Nasdaq as of the date of this proxy statement, there is no assurance that the Common Stock bid price will continue to satisfy the Bid Price Rule in the future.

In order to prepare for the possibility that the Common Stock is not in compliance with the Bid Price Rule, the Board is requesting the stockholders to grant it the authority, at its discretion, to effect one or more Reverse Stock Split Amendment to maintain or regain compliance with the Bid Price Rule if required. The Board further believes that should the Company implement one or more Reverse Stock Splits, the expected increase in the market price of our Common Stock expected may improve marketability and liquidity of our Common Stock and may encourage trading.

In the event that the Company does not comply with the Bid Price Rule, the Low Priced Stocks Rule, or any other applicable price-based listing requirement in the future, the Board believes that the failure of stockholders to grant the discretionary authority for the Board to authorize one or more Reverse Stock Split Amendments could inhibit the Company’s ability to conduct capital raising activities. If the Nasdaq Stock Market delists the Common Stock for failure to comply with applicable price-based listing requirements or otherwise, then the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative requirements for continued listing that the Nasdaq Stock Market has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from the Nasdaq Stock Market, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company believes its ability to maintain and obtain analyst coverage, attract investor interest, and have access to capital may become significantly diminished as a result.

Potential Effects of the Reverse Stock Split Proposal

If the Board decides to implement one or more Reverse Stock Splits the Company would communicate to the public additional details regarding such Reverse Stock Split (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Proposal you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, one or more Reverse Stock Splits, in the Board’s sole discretion. In determining whether to implement one or more Reverse Stock Amendments, if any, following receipt of stockholder approval of the Reverse Stock Split Proposal, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	the Company’s ability to maintain its listing on Nasdaq;

●	the historical trading price and trading volume of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of one or more reverse stock splits on the trading market for the Common Stock in the short and long term;

●	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and

●	prevailing general market and economic conditions.

Principal Reasons for the Reverse Stock Splits

The primary objective for effecting one or more Reverse Stock Split Amendments, should our Board choose to effect one, would be to increase the per share price of our Common Stock, whether to potentially maintain or regain compliance with the Bid Price Rule, the Low Priced Stocks Rules or otherwise in the event that we are not in compliance with such rules. Our Board believes that, should the appropriate circumstances arise, effecting one or more Reverse Stock Splits, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, improve the perception of our Common Stock as an investment security and could assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors.

A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting one or more Reverse Stock Splits is in the best interests of the Company and its stockholders, the Board may effect one or more Reverse Stock Splits, regardless of whether the Company’s stock is at risk of delisting from Nasdaq, trades on the OTC Market, or otherwise for purposes of increasing the per share trading price, enhancing the liquidity of the Common Stock, and to facilitate capital raising.

Certain Risks Associated with Reverse Stock Splits

Reducing the number of outstanding shares of the Common Stock through a Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that any Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following one or more Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Splits May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of a Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that any Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that one or more Reverse Stock Splits has the potential to increase the market price of the Common Stock, and therefore may help to satisfy applicable price-based listing requirements. However, the long- and short-term effect of any Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

One or More Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that one or more Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, one or more Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. There also can be no assurance that any Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Splits May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If one or more Reverse Stock Splits is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

One or More Reverse Stock Splits May Lead to a Decrease in the Overall Market Capitalization of the Company. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of a Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of Common Stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

●	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Depending on the ratio for the Reverse Stock Splits determined by the Board, a minimum of two (2) and a maximum of ten (10) shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below illustrates the number of shares of Common Stock authorized for issuance following different Reverse Stock Splits and the approximate number of shares of Common Stock that would remain outstanding following each such Reverse Stock Split. The examples in the table below for Reverse Stock Splits range from 1-for-2 to 1-for-100, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 346,463 and 6,929 shares. The information in the following table is based on 692,927 shares of the Common Stock outstanding as of March 13, 2026 (as adjusted for the March 25, 2026 Reverse Split). A Reverse Stock Split will not affect the total number of authorized shares under our Charter.

Proposed Ratio	Number of authorized shares of Common Stock	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split*
1-for-2	250,000,000	346,463
1-for-10	250,000,000	69,292
1-for-100	250,000,000	6,929

*	Excludes the effect of fractional share treatment.

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date (as adjusted for the March 25, 2026 Reverse Split), there were 692,927 shares of our Common Stock issued and outstanding, respectively. Although the number of authorized shares of our Common Stock will not change as a result of one or more Reverse Stock Splits, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, each Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the respective Reverse Stock Split.

Following one or more Reverse Stock Splits, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, other than shares issuable in connection with the conversion, exercise, and other rights attached to currently outstanding securities and under the equity line of credit facility entered by among ourselves and an institutional investor in October 2024, and any shares that maybe issuable in connection with our proposed acquisition with Realbotix, LLC (“Realbotix”) and related obligations to Realbotix, we do not currently have any plans, proposals we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split Proposal is approved and effected.

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of a Reverse Stock Split Amendment. Because a Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, a Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. A Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq to the extent it is still listed for trading on Nasdaq (other than to the extent it may facilitate compliance with Nasdaq continued listing standards, if applicable). Following one or more Reverse Stock Splits, the Common Stock is expected to continue to be listed on Nasdaq, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by a Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of a Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the respective Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, a Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of a Reverse Stock Split.

Effectiveness of the Reverse Stock Splits

A Reverse Stock Split, if the Reverse Stock Split Proposal is approved by the Company’s stockholder, would become effective upon the filing and effectiveness (the “Effective Time”) of a Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of a Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and also in the best interest of the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with one or more Reverse Stock Splits if, at any time (i) prior to filing a Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests nor the best interests of its stockholders to proceed with one or more Reverse Stock Splits. If the Board does not implement a Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split Proposal is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement any Reverse Stock Split will terminate and any Reverse Stock Split Amendment to effect a Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital

A Reverse Stock Split Amendment, if filed with the Secretary of State of the State of Delaware, will not affect the par value of the Company’s stock, which will remain at $0.00001 per share of Common Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares

If a Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to such reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company does not intend to issue fractional shares in connection with a Reverse Stock Split. The Company currently anticipates that it will cause its exchange agent to aggregate all fractional share interests following a Reverse Stock Split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After a Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of a Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company or other financial institution;

●	a tax-exempt or a governmental organization;

●	a real estate investment trust;

●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

●	a regulated investment company or a mutual fund;

●	a dealer or broker in stocks and securities, or currencies;

●	a trader in securities that elects mark-to-market treatment;

●	a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

●	a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

●	a corporation that accumulates earnings to avoid U.S. federal income tax;

●	a person whose functional currency is not the U.S. dollar;

●	a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

●	a person subject to Section 451(b) of the Code; or

●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

A Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon a Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to a Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of a Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to a Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Required Vote

Assuming a quorum is present at the Special Meeting, in accordance with Section 242(d)(2) of the Delaware General Corporation Law, approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Reverse Stock Split Proposal, or abstains from voting, it will have no effect on the Reverse Stock Split Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE Reverse Stock Split PROPOSAL.

PROPOSAL 2: ADJOURNMENT PROPOSAL

The Special Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Reverse Stock Split Proposal.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal.

Required Vote

Assuming a quorum is present at the Special Meeting, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Special Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Adjournment Proposal, or abstains from voting, it will have no effect on the Adjournment Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Beneficial Ownership of Securities

The following table sets forth certain information concerning the ownership of our common stock, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 692,927 shares of common stock outstanding as of March 13, 2026 (as adjusted for the March 25, 2026 Reverse Split).

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 13, 2026. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

	Shares of Common Stock Owned
Name and Address of Beneficial Owner(1)	Number of Shares(2)		Percentage
Executive Officers and Directors
Sammy Dorf	—		—
Thomas Meier	132	(3)	*
Sarah Romano	—		—
Karina M. Fedasz	—		—
Ralph Schiess	1,584	(4)	*
Andrew Oakley	128	(5)	*
All directors and named executive officers as a group (6 persons)	1,844		*
5% Stockholders
Altos Venture AG	54,646	(6)	7.89%
Michael Young	54,899	(7)	7.66	%(7)

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.
(2)	On March 25, 2026, the Company effected a reverse stock split of all shares of its issued and outstanding Common Stock at a ratio of one-for-five (1:5). Amounts have been adjusted to reflect the reverse stock split.
(3)	Includes 132 restricted stock awards, of which 132 shares do not vest until August 31, 2026.
(4)	Dr. Schiess resigned as Chief Science Officer and Interim Chief Executive Officer on February 24, 2025.
(5)	Includes 128 restricted stock awards, of which 128 shares do not vest until August 31, 2026.
(6)	Per Schedule 13D/A filed on July 16, 2025, Altos Venture AG (“Altos”) is the beneficial owner of 54,646 shares of Common Stock (as adjusted for the March 25, 2026 Reverse Split). The address of Altos is Obertorweg 64, CH-4123, Allschwil, Switzerland.

(7)	Includes 23,881 shares of common stock that Michael Young will own as of April 20, 2026 when the conversion of certain shares of Series D Preferred Stock owned by the holder will take effect. The address of Michael Young is 3560 S Ocean Blvd, Palm Beach, Fl 33480.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

Onconetix has previously adopted householding for stockholders of record. As a result, stockholders with the same address and last name may receive only one copy of this proxy statement from Onconetix. Registered Onconetix stockholders (those who hold shares directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix, at the address below.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this proxy statement should be directed to: Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, Attention: Karina M. Fedasz, Interim Chief Financial Officer.

Annex A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF ONCONETIX, INC.

Onconetix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Onconetix, Inc.

2. The Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article IV, Section D:

6. Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [*1 ] ([*]) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of [12:01 a.m.], Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

By
David Allan White
Chief Executive Officer

[1]	Range equals 1:2 to 1:100.

Annex A-1

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ONCONETIX, INC.

THE UNDERSIGNED HEREBY APPOINTS DAVID WHITE AND KARINA FEDASZ AND EACH OF THEM AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ONCONETIX, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON MARCH 13, 2026 AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2026, OR ANY ADJOURNMENT THEREOF.

1. To approve an amendment to the Company’s Certificate of Incorporation to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-10 that, in the aggregate, will not exceed 1-for-100 as determined by the Board.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONCONETIX, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.